UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10573

ALLIANCE NATIONAL MUNICIPAL INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2005

Date of reporting period: October 31, 2005


ITEM 1.   REPORTS TO STOCKHOLDERS.



[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


Alliance National Municipal Income Fund


Annual Report

October 31, 2005


ANNUAL REPORT

Investment Products Offered
---------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investment Research and Management, Inc. is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.

December 20, 2005

Annual Report

This report provides management's discussion of fund performance for Alliance National Municipal Income Fund (the "Fund") for the annual reporting period ended October 31, 2005. The Fund is a closed-end fund that trades under the New York Stock Exchange symbol "AFB".

Investment Objective and Policies

The Fund is a closed-end management investment company that invests principally in high-yielding, predominantly medium-quality municipal securities with interest that is exempt from federal income tax, although these securities may pay interest that is subject to the federal alternative minimum tax ("AMT") for certain taxpayers. The Fund invests primarily in municipal bonds with long-term maturities in order to maintain a weighted average maturity of 15-30 years, but the average weighted maturity of obligations held by the Fund may be shortened, depending on market conditions. Under normal conditions, the Fund invests at least 80%, and normally substantially all, of its assets in municipal securities paying interest that is exempt from regular federal income tax. In addition, the Fund normally invests at least 75% of its assets in investment grade municipal securities. For more information regarding the Fund's risks, please see "A Word About Risk" on page 3 and "Note G-Risks Involved in Investing in the Fund" of the Notes to Financial Statements on page 25.

Investment Results

The table on page 4 provides performance data for the Fund and its benchmark, the Lehman Brothers (LB) Municipal Index, for the six- and 12-month periods ended October 31, 2005. For comparison, returns for the Lipper General Municipal Debt Funds (Leveraged) Average (the "Lipper Average") are also included. The funds that comprise the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees.

The Fund outperformed its benchmark during both the six- and 12-month periods ended October 31, 2005. The Fund's stronger relative performance during the 12-month period under review was largely the result of security selection in the insured and special tax sectors. The Fund's relative exposure to the pre-refunded and hospital bond sectors also contributed positively to the Fund's performance. In addition, the Fund's leveraged structure aided its performance. The Fund's lack of exposure to bonds backed by the Master Settlement Agreement with the tobacco industry hurt performance relative to the benchmark. During both the six- and 12-month periods, the Fund also outperformed its peer group, as represented by the Lipper Average.

Market Review and Investment Strategy

For the 12-month period ended October 31, 2005, yields on municipal bonds with maturities out to 20 years rose, while those with longer than 20-year maturities declined slightly. For example, five- to 10-year yields rose, on average, 0.66% while 20- to 25-year bond yields declined by an average of 0.03%. Rising short-term rates were in line with the actions of the


_______________________________________________________________________________

ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 1


U.S. Federal Reserve. Since October 2004, the Federal Reserve Open Market Committee voted to increase the Fed Funds rate by 0.25% on nine separate occasions to the current level of 4.0%. In contrast, strong demand for U.S. taxable bonds by foreign investors and a relatively favorable inflationary environment have led to lower yields for long-term bonds.

During this period, total returns were positive for municipal bonds of all maturities. On a pre-tax basis, the municipal bond market outperformed the taxable bond market. The LB Municipal Index gained 2.54% during the period while the LB U.S. Aggregate Index, representing taxable bonds, gained 1.13%. As of October 31, 2005, 20- to 30-year municipal bonds were yielding, on average, 94.2% of comparable maturity Treasury bonds compared to an average ratio of 92.2% last year.

Interest rates are still low by historical standards versus inflation. Therefore, portfolio durations are still slightly below the benchmark duration as a defensive measure. The continued low municipal yield environment has also led to ongoing heavier-than-normal demand for lower-rated, higher-yielding bonds as investors seek income. In the view of the Fund's Municipal Bond Investment Team, that demand has made lower-rated bonds more expensive than they have been on an historic basis. To take advantage of that opportunity, the Team sold lower-rated bonds and replaced them with higher-quality bonds. State and local government tax revenues have continued to improve in line with general economic growth.


_______________________________________________________________________________

2 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

Alliance National Municipal Income Fund Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of The Wall Street Journal under the abbreviation "AllianceNA." The Fund's NYSE trading symbol is "AFB." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds." For additional shareholder information regarding this Fund, please see page 41.

Benchmark Disclosure

The unmanaged Lehman Brothers (LB) Municipal Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index is a total return performance benchmark for the long-term, investment grade, tax-exempt bond market. For both the six- and 12-month periods ended October 31, 2005, the Lipper General Municipal Debt Funds (Leveraged) Average consisted of 64 funds. These funds have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Among the risks of investing in the Fund are changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment in the Fund to decline. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. At the discretion of the Fund's Adviser, the Fund may invest up to 25% of its net assets in municipal bonds that are rated below investment grade ("junk bonds"). These securities involve greater volatility and risk than higher-quality fixed-income securities.

The issuance of the Fund's preferred stock results in leveraging of the Common Stock, an investment technique usually considered speculative. Leverage creates certain risks for holders of Common Stock, including higher volatility of both the net asset value and market value of the Common Stock, and fluctuations in the dividend rates on the preferred stock will affect the return to holders of Common Stock. If the Fund were fully invested in longer-term securities and if short-term interest rates were to increase, then the amount of dividends paid on the preferred shares would increase and both net investment income available for distribution to the holders of Common Stock and the net asset value of the Common Stock would decline. At the same time, the market value of the Fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the Fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the Fund's Common Stock may also decline.


(Historical Performance continued on next page)


_______________________________________________________________________________

ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 3


HISTORICAL PERFORMANCE
(continued from previous page)

                                                               Returns
THE FUND VS. ITS BENCHMARK                            -------------------------
PERIODS ENDED OCTOBER 31, 2005                          6 Months     12 Months
-------------------------------------------------------------------------------
Alliance National Municipal Income Fund (NAV)            1.31%         6.21%
-------------------------------------------------------------------------------
LB Municipal Index                                       0.59%         2.54%
-------------------------------------------------------------------------------
Lipper General Municipal Debt Funds
  (Leveraged) Average                                    1.16%         5.08%
-------------------------------------------------------------------------------

The Fund's Market Price per share on October 31, 2005 was $14.78. For additional Financial Highlights, please see page 29.


GROWTH OF A $10,000 INVESTMENT IN THE FUND
1/29/02* TO 10/31/05

Alliance National Municipal Income Fund (NAV): $13,775
LB Municipal Index: $12,120


[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                       Alliance National Municipal
                           Income Fund (NAV)            LB Municipal Index
-------------------------------------------------------------------------------
        1/29/02*                $ 10,000                      $ 10,000
       10/31/02                 $ 10,842                      $ 10,606
       10/31/03                 $ 11,716                      $ 11,148
       10/31/04                 $ 12,969                      $ 11,820
       10/31/05                 $ 13,775                      $ 12,120

*  Since the Fund's inception on 1/29/02.


This chart illustrates the total value of an assumed $10,000 investment in Alliance National Municipal Income Fund at net asset value (NAV) (from 1/29/02* to 10/31/05) as compared to the performance of the Fund's benchmark. The chart assumes the reinvestment of dividends and capital gains.


See Historical Performance and Benchmark disclosures on previous page.


_______________________________________________________________________________

4 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


PORTFOLIO SUMMARY
October 31, 2005


PORTFOLIO STATISTICS
Net Assets ($mil): $314.7


BOND QUALITY RATING DISTRIBUTION*

     65.4%   AAA
     12.8%   AA
      9.9%   A                   [PIE CHART OMITTED]
      4.8%   BBB
      6.8%   BB
      0.3%   B


* All data are as of October 31, 2005. The Fund's quality rating distribution is expressed as a percentage of the Fund's total investments rated in particular ratings categories by Standard & Poor's Rating Services and Moody's Investors Service. The distributions may vary over time. If ratings are not available, the Fund's Adviser will assign ratings that are considered to be of equivalent quality to such ratings.


_______________________________________________________________________________

ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 5


PORTFOLIO OF INVESTMENTS
October 31, 2005

                                                    Principal
                                                       Amount
                                                         (000)            Value
-------------------------------------------------------------------------------

MUNICIPAL BONDS-158.5%

Long-Term Municipal Bonds-158.5%
Alabama-7.5%
Huntsville Hlth Care Auth
  (Huntsville Hosp Sys) Ser 02B
  5.75%, 6/01/32                                      $ 6,000     $   6,377,880
Jefferson Cnty
  Ltd Oblig Sch Warrants Ser 04A
  5.25%, 1/01/23                                        1,275         1,335,193
Jefferson Cnty Swr Rev
  FGIC Ser 99A
  5.375%, 2/01/36                                       7,405         7,947,416
Marshall Cnty Hlth Care Auth
  (Marshall Cnty Med Ctr) Ser 02A
  5.75%, 1/01/32                                        2,500         2,596,275
  (Marshall Cnty Med Ctr) Ser 02D
  5.75%, 1/01/32                                        3,000         3,117,360
Montgomery Spl Care Facs Fin Auth Rev
  (Baptist Health) Ser 04C
  5.125%, 11/15/24                                      1,500         1,524,375
  5.25%, 11/15/29                                         810           815,775
                                                                  -------------
                                                                     23,714,274
                                                                  -------------
Alaska-1.6%
Alaska Intl Arpt Rev
  MBIA Ser 03B
  5.00%, 10/01/26                                       1,000         1,024,240
Alaska Mun Bd Bk Auth
  MBIA Ser 04G
  5.00%, 2/15/24                                        1,345         1,390,044
Four Dam Pool Elec Rev
  Ser 04
  5.00%, 7/01/24                                        1,035         1,056,083
  5.25%, 7/01/26                                        1,385         1,420,747
                                                                  -------------
                                                                      4,891,114
                                                                  -------------
Arkansas-1.7%
Arkansas Dev Fin Auth SFMR
  (Mtg Rev) GNMA Ser 02A
  5.30%, 7/01/34                                        5,200         5,265,260
                                                                  -------------
California-8.3%
California GO
  Ser 02
  5.25%, 4/01/30                                        1,000         1,040,200
  Ser 04
  5.25%, 4/01/29                                        2,000         2,088,320


_______________________________________________________________________________

6 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


                                                    Principal
                                                       Amount
                                                         (000)            Value
-------------------------------------------------------------------------------
Chula Vista IDR
  (San Diego Gas) Ser 96A
  5.30%, 7/01/21                                      $ 4,000     $   4,221,400
Coachella Valley Uni Sch Dist
  MBIA Ser 03
  5.00%, 9/01/31                                        1,000         1,027,310
Hartnell Comm College
  MBIA Ser 03A
  5.00%, 8/01/27                                        1,155         1,256,051
La Quinta Fin Auth Loc Agy Rev
  AMBAC Ser 04A
  5.25%, 9/01/24                                        2,000         2,129,140
Los Angeles Cmnty Redev Agy
  Ser 04L
  5.00%, 3/01/18                                        1,715         1,707,077
Los Angeles Regl Arpts
  (Laxfuel Corp) AMBAC Ser 01 AMT
  5.50%, 1/01/32                                        9,500         9,881,235
San Rafael Elem Sch Dist
  FSA Ser 03A
  5.00%, 8/01/28                                        2,820         2,884,578
                                                                  -------------
                                                                     26,235,311
                                                                  -------------
Colorado-3.5%
Avon Hsg Auth MFHR
  (Buffalo Ridge II Proj) GNMA Ser 02A AMT
  5.70%, 10/20/43                                       4,950         5,084,194
Colorado Ed & Cultural Facs Auth Rev
  (Knowledge Quest Charter Sch) Ser 05
  6.50%, 5/01/36                                          500           501,800
Colorado Hlth Facs Auth Rev
  (Parkview Med Ctr) Ser 04
  5.00%, 9/01/25                                        1,800         1,812,636
Denver City & Cnty MFHR
  (Clyburn Stapleton Proj) GNMA Ser 02 AMT
  5.50%, 12/20/43                                       2,155         2,181,076
Todd Creek Farms Metro Dist No 1 Wtr Rev
  (Ref & Impt) Ser 04
  6.125%, 12/01/19                                        780           769,681
Wheatlands Metro Dist No 002 GO
  (Ltd Tax) Ser 05
  6.00%, 12/01/25                                         500           498,140
                                                                  -------------
                                                                     10,847,527
                                                                  -------------
District of Columbia-1.2%
District of Columbia Spl Tax Rev
  (Gallery Place Proj) Ser 02 FSA
  5.40%, 7/01/31                                        3,500         3,669,085
                                                                  -------------


_______________________________________________________________________________

ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 7


                                                    Principal
                                                       Amount
                                                         (000)            Value
-------------------------------------------------------------------------------
Florida-23.8%
Beacon Tradeport CDD
  Ser 02B
  7.25%, 5/01/33                                      $ 5,550     $   5,899,483
Brevard Cnty HFA SFMR
  (Mtg Rev) GNMA Ser 02C AMT
  5.40%, 3/01/33                                        1,385         1,395,401
Collier Cnty CFD
  (Fiddler's Creek) Ser 02A
  6.875%, 5/01/33                                       2,985         3,121,057
  (Fiddler's Creek) Ser 02B
  6.625%, 5/01/33                                       2,245         2,317,199
Dade Cnty Arpt Rev
  (Miami Int'l Arpt) FGIC Ser 02 AMT
  5.375%, 10/01/32                                      6,040         6,285,164
Florida Ed & Athletic Fac
  (FSU Finl Assist) AMBAC Ser 02
  5.00%, 10/01/31                                       5,000         5,143,900
Florida Hsg Fin Corp MFHR
  (Westminster Apts) FSA Ser 02E-1 AMT
  5.40%, 4/01/42                                        3,000         3,053,460
Hamal CDD
  (Hamal) Ser 01
  6.75%, 5/01/31                                        2,460         2,582,877
Indian Trace Dev Dist
  (Wtr Mgmt Spl Benefit) MBIA Ser 05
  5.00%, 5/01/26                                          335           348,681
Jacksonville Wtr & Swr Sys Rev
  (Jacksonville Elec) MBIA Ser 02A
  5.50%, 10/01/41(a)(b)                                20,000        20,570,400
Lee Cnty Arpt Rev
  (Southwest FL Intl) FSA Ser 00A AMT
  5.75%, 10/01/22 - 10/01/25                            9,500        10,205,055
Lee Cnty CDD
  (Miromar Lakes) Ser 00A
  7.25%, 5/01/12                                        1,495         1,570,871
Lee Cnty IDA Hlth Fac
  (Shell Point Village) Ser 99A
  5.50%, 11/15/29                                       2,500         2,517,950
Lee Cnty Transn Fac
  (Sanibel Brdgs & Causway) CIFG Ser 05B
  5.00%, 10/01/30                                       1,700         1,759,041
Miami Beach Hlth Facs Hosp Rev
  (Mount Sinai Med Ctr) Ser 04
  6.75%, 11/15/24                                       2,000         2,217,680
Midtown Miami CDD
  Ser 04A
  6.00%, 5/01/24                                        2,500         2,586,250
Orange Cnty Hlth Facs Hosp Rev
  (Orlando Regional) Ser 02
  5.75%, 12/01/32                                       1,400         1,494,528


_______________________________________________________________________________

8 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


                                                    Principal
                                                       Amount
                                                         (000)            Value
-------------------------------------------------------------------------------
Pinellas Cnty HFA SFMR
  (Mtg Rev) GNMA/FNMA Ser 02A AMT
  5.40%, 3/01/32                                       $  895     $     903,037
Village CDD
  Ser 03A
  6.00%, 5/01/22                                          906           939,749
                                                                  -------------
                                                                     74,911,783
                                                                  -------------
Georgia-2.3%
Cartersville Dev Auth
  (Anheuser Busch Proj) Ser 02 AMT
  5.95%, 2/01/32                                        2,510         2,673,677
Georgia HFA SFMR
  (Mtg Rev) Ser 02A-2 AMT
  5.60%, 12/01/32                                       4,620         4,667,586
                                                                  -------------
                                                                      7,341,263
                                                                  -------------
Hawaii-0.7%
Hawaii St Elec Rev
  XLCA Ser 03B AMT
  5.00%, 12/01/22                                       2,000         2,044,640
                                                                  -------------
Illinois-19.0%
Bolingbrook GO
  FGIC Ser 02A
  5.375%, 1/01/38                                       5,000         5,235,550
Chicago Arpt Rev
  (O'Hare Int'l Arpt) MBIA Ser 02A AMT
  5.375%, 1/01/32                                      15,000        15,478,500
  (O'Hare Int'l Arpt) XLCA Ser 03B-1
  5.25%, 1/01/34                                        1,760         1,832,142
Chicago GO
  FGIC Ser 00C Prerefunded 7/01/10@101
  5.50%, 1/01/40                                        9,135        10,016,528
  FGIC Ser 00C Unrefunded
  5.50%, 1/01/40                                        5,450         5,805,994
Chicago Parking Rev
  (Lakefront Millennium) MBIA Ser 98
  5.125%, 1/01/28                                       8,600         8,848,540
Chicago Sales Tax Rev
  FGIC Ser 98
  5.25%, 1/01/28                                        5,710         5,929,264
Cook Cnty Sch Dist
  FSA Ser 04
  4.60%, 12/01/20(c)                                    1,000           925,220
Manhattan
  No 04-1 (Brookstone Springs Proj) Ser 05
  5.875%, 3/01/28                                       1,875         1,817,925
Met Pier & Expo Auth
  (McCormick Place) MBIA Ser 02A
  5.25%, 6/15/42                                        3,750         3,919,650
                                                                  -------------
                                                                     59,809,313
                                                                  -------------


_______________________________________________________________________________

ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 9


                                                    Principal
                                                       Amount
                                                         (000)            Value
-------------------------------------------------------------------------------
Indiana-5.1%
Hendricks Cnty Ind Bldg Facs Corp
  (First Mtg) Ser 04
  5.50%, 7/15/22                                      $ 1,105     $   1,205,897
Indiana HFA SFMR
  (Mtg Rev) GNMA/FNMA Ser 02 AMT
  5.55%, 7/01/32                                        2,440         2,479,211
Indiana St Dev Fin Auth Rev
  (Inland Steel Proj.) Ser 97
  5.75%, 10/01/11                                       2,060         2,122,336
Indianapolis Pub Improv Bd
  MBIA Ser 02A
  5.25%, 7/01/33                                       10,000        10,380,300
                                                                  -------------
                                                                     16,187,744
                                                                  -------------
Iowa-0.3%
Iowa Fin Auth SFMR
  (Mtg Rev) GNMA/FNMA Ser 02A AMT
  5.40%, 7/01/32                                          770           775,906
                                                                  -------------
Louisiana-1.7%
Calcasieu Parish SFMR
  (Mtg Rev) GNMA/FNMA Ser 02A
  6.05%, 4/01/33                                          410           425,026
Louisiana HFA SFMR
  (Mtg Rev) GNMA Ser 02C AMT
  5.60%, 6/01/33                                        2,200         2,237,224
New Orleans
  MBIA Ser 05
  5.00%, 12/01/29                                       2,700         2,759,967
                                                                  -------------
                                                                      5,422,217
                                                                  -------------
Massachusetts-3.1%
Massachusetts GO
  Ser 02C
  5.25%, 11/01/30                                       1,780         1,926,992
  Ser 02C Prerefunded
  5.25%, 11/01/30                                       3,220         3,485,908
Massachusetts Hlth & Ed Fac Hosp Rev
  (Berkshire Hlth Sys) Asset Gty RADIAN Ser 01E
  5.70%, 10/01/25                                       2,000         2,166,780
  (Cape Cod Hlth Care) Asset Gty RADIAN Ser 01C
  5.25%, 11/15/31                                       2,100         2,189,376
                                                                  -------------
                                                                      9,769,056
                                                                  -------------
Michigan-4.3%
Detroit Dev Fin Auth
  (Daimler/Chrysler Plant) Ser 98A
  5.50%, 5/01/21                                        1,630         1,519,486
Kent Hosp Fin Auth
  (Metro Hosp Proj) Series 05A
  5.75%, 7/01/25                                          770           811,349


_______________________________________________________________________________

10 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


                                                    Principal
                                                       Amount
                                                         (000)            Value
-------------------------------------------------------------------------------
Michigan State Hosp Fin Auth
  (Marquette Gen Hosp Oblig Group) Ser 05A
  5.00%, 5/15/26                                      $ 1,215     $   1,213,433
Michigan Strategic
  (Detroit Edison Co Proj) XLCA Ser 02 AMT
  5.45%, 12/15/32                                       5,000         5,258,300
Saginaw Hosp Fin Auth Hosp Rev
  (Covenant Med Ctr) Ser 00F
  6.50%, 7/01/30                                        4,410         4,818,498
                                                                  -------------
                                                                     13,621,066
                                                                  -------------
Minnesota-0.2%
St Paul Hsg & Redev Auth Hosp
  (Hlth East Proj) Ser 05
  6.00%, 11/15/25                                         500           536,995
                                                                  -------------
Missouri-0.8%
Jackson Cnty Pub Bldg Corp Leasehld Rev
  (Cap Impts Proj) Ser 05
  5.00%, 12/01/29                                         800           816,944
Missouri SFMR
  (Mtg Rev) GNMA/FNMA Ser 02A-1 AMT
  5.58%, 9/01/32                                        1,715         1,761,854
                                                                  -------------
                                                                      2,578,798
                                                                  -------------
Nevada-15.4%
Carson City Hosp Rev
  (Carson-Tahoe Hosp Proj) RADIAN Ser 03A
  5.00%, 9/01/23                                        2,600         2,638,506
Clark Cnty Arpt Rev
  FGIC Ser 01B
  5.25%, 7/01/34                                       11,920        12,905,903
Nevada Dept Bus & Ind
  (Las Vegas Monorail Proj) AMBAC Ser 00
  5.625%, 1/01/32                                      11,720        12,622,675
Reno Spl Tax
  FGIC Ser 02
  5.375%, 6/01/32                                       7,500         7,909,050
Truckee Meadows Wtr Auth
  FSA Ser 01A
  5.25%, 7/01/34                                       12,000        12,438,600
                                                                  -------------
                                                                     48,514,734
                                                                  -------------
New Hampshire-1.4%
New Hampshire Hlth & Ed Fac Hosp Rev
  (Covenant Med Ctr) Ser 02
  6.125%, 7/01/31                                       4,200         4,536,462
                                                                  -------------
New Jersey-3.2%
Morris Union Jointure Commn COP
  Radian Ser 04
  5.00%, 5/01/24                                        5,185         5,331,010


_______________________________________________________________________________

ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 11


                                                    Principal
                                                       Amount
                                                         (000)            Value
-------------------------------------------------------------------------------
New Jersey Eco Dev Auth Rev
  (Cigarette Tax) Ser 04 FGIC
  5.00%, 6/15/12                                      $ 4,000     $   4,239,880
  (Sch Facs Constr) Ser 05O
  5.25%, 3/01/25                                          500           527,885
                                                                  -------------
                                                                     10,098,775
                                                                  -------------
New York-3.7%
Erie Cnty IDA
  (City of Buffalo Proj) FSA Ser 04
  5.75%, 5/01/23                                        4,100         4,593,599
New York City GO
  Ser 04G
  5.00%, 12/01/23                                       1,600         1,648,192
  Ser 04I
  5.00%, 8/01/21                                        3,850         3,982,016
New York State HFA
  (Eco Dev & Hsg) Ser 05A
  5.00%, 9/15/24 - 9/15/25                              1,300         1,357,018
                                                                  -------------
                                                                     11,580,825
                                                                  -------------
North Carolina-0.6%
Charlotte Arpt Rev
  MBIA Ser 04A
  5.25%, 7/01/24                                        1,895         2,012,661
                                                                  -------------
North Dakota-0.6%
North Dakota HFA SFMR
  (Mtg Rev) Ser 02A AMT
  5.65%, 1/01/34                                        1,770         1,799,276
                                                                  -------------
Ohio-3.4%
Cleveland-Cuyahoga Cnty
  (Port Auth Rev) Ser 01
  7.35%, 12/01/31                                       5,000         5,234,950
Fairfield Cnty Hosp Rev
  (Fairfield Med Ctr Proj) RADIAN Ser 03
  5.00%, 6/15/22 - 6/15/24                              3,955         4,027,952
Port Auth of Columbiana Cnty SWR
  (Apex Environmental Llc) Ser 04A AMT
  7.125%, 8/01/25                                       1,340         1,338,432
                                                                  -------------
                                                                     10,601,334
                                                                  -------------
Oregon-1.1%
Forest Grove Rev
  (Campus Impt Pacific Proj) RADIAN Ser 05A
  5.00%, 5/01/28                                        3,340         3,400,654
                                                                  -------------
Pennsylvania-3.6%
Montgomery Cnty IDA Rev
  (Whitemarsh Con Care Proj) Ser 05
  6.00%, 2/01/21                                          875           912,485


_______________________________________________________________________________

12 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


                                                    Principal
                                                       Amount
                                                         (000)            Value
-------------------------------------------------------------------------------
Pennsylvania Parking Fac
  (30th St Station Garage Proj) ACA Ser 02A AMT
  5.875%, 6/01/33                                     $ 2,050     $   2,150,470
Pennsylvania Trpk Transp Rev
  AMBAC Ser 01
  5.00%, 7/15/41                                        2,000         2,162,580
Philadelphia Auth IDR
  (Leadership Learning Partners) Ser 05A
  5.25%, 7/01/24                                        1,150         1,107,255
Philadelphia Hosp Rev
  (Temple Univ Hosp) Ser 93A
  6.625%, 11/15/23                                      3,000         3,030,180
Pittsburgh Pub Parking Auth
  FGIC, Ser 05A
  5.00%, 12/01/25                                       2,000         2,049,260
                                                                  -------------
                                                                     11,412,230
                                                                  -------------
Rhode Island-1.3%
Rhode Island Hlth & Ed Bldg Corp
  (Times2 Academy) Ser 04
  5.00%, 12/15/24                                       4,100         4,138,663
                                                                  -------------
South Carolina-0.1%
Newberry Investing In Childrens Ed
  (Newberry Cnty Sch Dist Proj) Ser 05
  5.00%, 12/01/30                                         385           379,036
                                                                  -------------
Texas-22.9%
Bexar Cnty Hsg Fin Corp MFHR
  (Doral Club & Sutton House Apts)
  MBIA Ser 01A
  5.55%, 10/01/36                                      14,995        15,488,186
Brownwood ISD
  (Sch Bldg) FGIC Ser 05
  5.25%, 2/15/22 - 2/15/24                              3,510         3,744,182
Dallas-Fort Worth Arpt Rev
  (Int'l Arpt) FGIC Ser 01 AMT
  5.50%, 11/01/35                                       6,500         6,755,125
Garza Cnty Pub Fac Corp
  Ser 05
  5.50%, 10/01/19                                         610           630,710
Gulf Coast Waste Disp Auth
  (Anheuser-Busch Proj) Ser 02 AMT
  5.90%, 4/01/36                                        9,000         9,576,090
Harris Cnty
  (Flood Ctl) Ser 03B
  5.00%, 10/01/23                                       2,600         2,685,618
Harris Cnty Toll Road Rev
  FSA Ser 02
  5.125%, 8/15/32                                       2,500         2,582,925
Hidalgo Cnty Hlth Svcs
  (Mission Hosp Inc Proj) Ser 05
  5.00%, 8/15/14 - 8/15/19                                765           770,844


_______________________________________________________________________________

ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 13


                                                    Principal
                                                       Amount
                                                         (000)            Value
-------------------------------------------------------------------------------
Houston
  (Northeast Wtr Purification Proj) FGIC Ser 02
  5.125%, 3/01/32                                     $ 7,000     $   7,183,890
Lewisville Combination Contract
  (Spl Assmt Cap Impt Dist No 2) ACA Ser 05
  6.00%, 10/01/25                                         550           596,574
Matagorda Cnty Util Rev
  (Centerpoint Energy Proj) Ser 04
  5.60%, 3/01/27                                        1,000         1,034,170
Richardson Hosp Auth Rev
  (Richardson Regional) Ser 04
  5.875%, 12/01/24                                      2,310         2,430,328
  6.00%, 12/01/19                                       1,830         1,981,908
San Antonio Arpt Rev
  FGIC Ser 02A AMT
  5.25%, 7/01/27                                        5,250         5,382,982
Seguin High Ed Fac Rev
  (Texas Lutheran University Proj) Ser 04
  5.25%, 9/01/33                                        1,250         1,235,487
Texas GO
  Ser 02A AMT
  5.50%, 8/01/41                                        9,470         9,936,303
                                                                  -------------
                                                                     72,015,322
                                                                  -------------
Utah-0.8%
Davis Cnty Sales Tax Rev
  AMBAC Ser 03B
  5.25%, 10/01/23                                       1,000         1,057,740
Utah Hsg Corp MFHR
  (Bluffs Apts Proj) GNMA Ser 02A AMT
  5.60%, 7/20/30                                        1,480         1,538,800
                                                                  -------------
                                                                      2,596,540
                                                                  -------------
Virginia-3.2%
Fauquier Cnty IDA Hosp Rev
  (Fauquier Hospital) Asset Gty Ser 02
  5.25%, 10/01/31                                       8,500         8,780,500
Pocahontas Pkwy Assoc Toll Rd Rev
  (Cap Appreciation) Sr Ser 98B
  Zero coupon, 8/15/15                                  2,250         1,326,420
                                                                  -------------
                                                                     10,106,920
                                                                  -------------
Washington-4.6%
King Cnty Swr Rev
  FSA Ser 02A
  5.25%, 1/01/32                                        3,000         3,108,270
Snohomish Cnty Sch Dist No 004 (Lake Stevens)
  FGIC Ser 05
  5.00%, 12/01/22                                       1,100         1,149,577
Twenty-Fifth Ave Pptys
  (University of WA) MBIA Ser 02
  5.25%, 6/01/33                                        9,750        10,116,990
                                                                  -------------
                                                                     14,374,837
                                                                  -------------


_______________________________________________________________________________

14 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


                                                    Principal
                                                       Amount
                                                         (000)            Value
-------------------------------------------------------------------------------
Wisconsin-7.5%
Wisconsin Hlth & Ed Fac Auth Rev
  (Bell Tower Residence Proj) Ser 05
  5.00%, 7/01/20 - 7/01/25                           $  1,485     $   1,499,510
Wisconsin Hlth & Ed Fac Hosp Rev
  (Ministry Hlth Care) MBIA Ser 02A
  5.25%, 2/15/32                                       13,615        13,961,638
Wisconsin Hsg Auth SFMR
  (Mtg Rev) MBIA Ser 02A AMT
  5.60%, 5/01/33                                        4,885         5,084,259
  (Mtg Rev) Ser 02A AMT
  5.50%, 9/01/32                                        3,020         3,075,417
                                                                  -------------
                                                                     23,620,824
                                                                  -------------
Total Investments-158.5%
  (cost $476,807,897)                                               498,810,445
Other assets less liabilities-3.5%                                   10,905,686
Preferred Stock at redemption value-(62%)                          (195,000,000)
                                                                  -------------
Net Assets Applicable to Common
  Shareholders-100%(d)                                            $ 314,716,131
                                                                  =============


INTEREST RATE SWAP TRANSACTIONS (see Note C)

                                                            Rate Type
                                               ----------------------------------
                                                   Payments         Payments
                    Notional                        made by         received         Unrealized
    Swap             Amount       Termination         the             by the        Appreciation/
Counterparty         (000)           Date          Portfolio        Portfolio      (Depreciation)
----------------------------------------------------------------------------------------------------
Goldman Sachs       $26,700         2/03/06        76.48% of           BMA*           $ (29,959)
                                                1 Month LIBOR**

Merrill Lynch        26,700         2/03/06           BMA*           85.10% of           57,781
                                                                  1 Month LIBOR**

Merrill Lynch         9,000        11/01/19          3.896%            BMA*              94,452

Citigroup+            2,200         1/25/26           BMA*             4.17%             68,700

Citigroup++           2,500         4/10/26          5.041%       3 Month LIBOR**        (7,407)



*  BMA (Bond Market Association)

**  LIBOR (London Interbank Offered Rate)

+ Represents a forward interest rate swap whose effective date for the exchange of cash flows is January 25, 2006.

++ Represents a forward interest rate swap whose effective date for the exchange of cash flows is April 10, 2006.


_______________________________________________________________________________

ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 15


FINANCIAL FUTURES CONTRACTS SOLD (see Note C)

                                                               Value at
                Number of     Expiration      Original        October 31,      Unrealized
   Type         Contracts        Month          Value            2005         Appreciation
---------------------------------------------------------------------------------------------
U.S. T-Note                    December
10 Yr Future       112           2005        $12,421,955      $12,146,750       $ 275,205

Swap 10 Yr                     December
  Future            32           2005          3,544,880        3,426,000         118,880
                                                                                ---------
                                                                                $ 394,085
                                                                                ---------

(a) Positions, or portions thereof, with a market value of $709,679 have been segregated to collateralize margin requirements for open futures contracts.

(b) Represents entire or partial position as collateral for interest rate swaps.

(c) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(d) Portfolio percentages are calculated based on net assets applicable to common shareholders.

Glossary of Terms:

ACA - American Capital Access Financial Guaranty Corporation
AMBAC - American Municipal Bond Assurance Corporation
AMT - Alternative Minimum Tax- (subject to)
CDD - Community Development District
CFD - Communities Facilities District
CIFG - CIFG Assurance North America, Inc.
COP - Certificate of Participation
FGIC - Financial Guaranty Insurance Company
FNMA - Federal National Mortgage Association
FSA - Financial Security Assurance, Inc.
GNMA - Government National Mortgage Association
GO - General Obligation
HFA - Housing Finance Authority
IDA - Industrial Development Authority
IDR - Industrial Development Revenue
ISD - Independent School District
MBIA - Municipal Bond Investors Assurance
MFHR - Multi-Family Housing Revenue
RADIAN - Radian Group, Inc.
SFMR - Single Family Mortgage Revenue
SWR - Solid Waste Revenue
XLCA - XL Capital Assurance

See notes to financial statements.


_______________________________________________________________________________

16 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


STATEMENT OF ASSETS & LIABILITIES
October 31, 2005

ASSETS
Investments in securities, at value (cost $476,807,897)          $  498,810,445
Cash                                                                    269,652
Interest receivable                                                   7,651,792
Receivable for investment securities sold                             3,821,195
Unrealized appreciation of swap agreements                              220,933
                                                                 --------------
Total assets                                                        510,774,017
                                                                 --------------
LIABILITIES
Payable for investment securities purchased                             633,760
Advisory fee payable                                                    173,748
Dividends payable--preferred shares                                      76,638
Unrealized depreciation of swap agreements                               37,366
Payable for variation margin on futures contracts                         2,500
Transfer Agent fee payable                                                2,241
Accrued expenses and other liabilities                                  131,633
                                                                 --------------
Total liabilities                                                     1,057,886
                                                                 --------------
PREFERRED STOCK, AT REDEMPTION VALUE
  $.001 par value per share; 7,800 shares
  Auction Preferred Stock authorized, issued and
  outstanding at $25,000 per share liquidation
  preference                                                        195,000,000
                                                                 --------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                     $  314,716,131
                                                                 ==============
COMPOSITION OF NET ASSETS APPLICABLE TO
COMMON SHAREHOLDERS
Common stock, $.001 par value per share;
  1,999,992,200 shares authorized,
  20,471,667 shares issued and outstanding                       $       20,472
Additional paid-in capital                                          290,278,214
Undistributed net investment income                                   3,685,673
Accumulated net realized loss on investment transactions             (1,848,428)
Net unrealized appreciation of investments                           22,580,200
                                                                 --------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                     $  314,716,131
                                                                 ==============
NET ASSET VALUE APPLICABLE TO COMMON SHAREHOLDERS
  (based on 20,471,667 common shares outstanding)                        $15.37
                                                                         ======


See notes to financial statements.


_______________________________________________________________________________

ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 17


STATEMENT OF OPERATIONS
Year Ended October 31, 2005

INVESTMENT INCOME
Interest                                                           $ 26,316,578
EXPENSES
Advisory fee                                      $  3,339,205
Auction Preferred Stock-auction
  agent's fees                                         492,784
Custodian                                              182,816
Legal                                                  103,388
Audit                                                   70,903
Printing                                                44,628
Directors' fees and expenses                            33,905
Transfer agency                                         25,175
Registration fees                                       22,770
Miscellaneous                                           52,365
                                                  ------------
Total expenses                                       4,367,939
Less: expenses waived by the Adviser
  (see Note B)                                      (1,284,310)
                                                  ------------
Net expenses                                                          3,083,629
                                                                   ------------
Net investment income                                                23,232,949
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
  Investment transactions                                             1,993,616
  Futures                                                              (404,179)
  Swaps                                                                 (27,642)
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                        (3,683,841)
  Futures                                                               833,562
  Swaps                                                                 134,321
                                                                   ------------
Net loss on investment transactions                                  (1,154,163)
                                                                   ------------
DIVIDENDS TO AUCTION PREFERRED
SHAREHOLDERS FROM
Net investment income                                                (4,071,990)
                                                                   ------------
NET INCREASE IN NET ASSETS APPLICABLE
  TO COMMON SHAREHOLDERS RESULTING
  FROM OPERATIONS                                                  $ 18,006,796
                                                                   ============


See notes to financial statements.


_______________________________________________________________________________

18 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


STATEMENT OF CHANGES IN NET ASSETS
APPLICABLE TO COMMON SHAREHOLDERS

                                                  Year Ended       Year Ended
                                                  October 31,      October 31,
                                                     2005             2004
                                                ==============   ==============
INCREASE (DECREASE) IN NET ASSETS
APPLICABLE TO COMMON SHAREHOLDERS
RESULTING FROM OPERATIONS
Net investment income                           $   23,232,949   $   23,798,246
Net realized gain on investment
  transactions                                       1,561,795          428,777
Net change in unrealized
  appreciation/depreciation
  of investments                                    (2,715,958)       8,110,560

DIVIDENDS TO AUCTION PREFERRED
SHAREHOLDERS FROM
Net investment income                               (4,071,990)      (2,480,597)
                                                --------------   --------------
Net increase in net assets applicable
  to Common Shareholders resulting
  from operations                                   18,006,796       29,856,986

DIVIDENDS TO COMMON
SHAREHOLDERS FROM
Net investment income                              (20,389,780)     (20,318,287)
                                                --------------   --------------
Total increase (decrease)                           (2,382,984)       9,538,699

NET ASSETS APPLICABLE TO
COMMON SHAREHOLDERS
Beginning of period                                317,099,115      307,560,416
                                                --------------   --------------
End of period (including undistributed
  net investment income of $3,685,673
  and $4,904,443, respectively)                 $  314,716,131   $  317,099,115
                                                ==============   ==============


See notes to financial statements.


_______________________________________________________________________________

ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 19


NOTES TO FINANCIAL STATEMENTS
October 31, 2005

NOTE A
Significant Accounting Policies

Alliance National Municipal Income Fund, Inc. (the "Fund"), was incorporated in the state of Maryland on November 9, 2001 and is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where


_______________________________________________________________________________

20 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the trade date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes original issue discounts and market discounts as adjustments to interest income.

4. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B
Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .65 of 1% of the Fund's average daily net assets applicable to common and preferred shareholders. Such fee is accrued daily


_______________________________________________________________________________

ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 21


and paid monthly. The Adviser has voluntarily agreed to waive a portion of its fees or reimburse the Fund for expenses in the amount of 0.25% of the Fund's average daily net assets applicable to common and preferred shareholders for the first 5 full years of the Fund's operations, 0.20% of the Fund's average daily net assets applicable to common and preferred shareholders in year 6, 0.15% in year 7, 0.10% in year 8, and 0.05% in year 9. For the year ended October 31, 2005, which is year 4 of operations, the amount of such fees waived was $1,284,310.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. (AGIS), an affiliate of the Adviser, the Fund reimburses AGIS for costs relating to servicing phone inquiries for the Fund. During the year ended October 31, 2005, there was no reimbursement paid to AGIS.

NOTE C
Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2005, were as follows:

                                                   Purchases          Sales
                                                ==============   ==============
Investment securities (excluding
  U.S. government securities)                   $   91,849,625   $   92,411,229
U.S. government securities                                  -0-              -0-


The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding swap and futures transactions) are as follows:

Cost                                                             $  476,807,897
                                                                 ==============
Gross unrealized appreciation                                    $   22,657,052
Gross unrealized depreciation                                          (654,504)
                                                                 --------------
Net unrealized appreciation                                      $   22,002,548
                                                                 ==============

1. Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore,


_______________________________________________________________________________

22 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Prior to November 1, 2003, these interim payments were reflected within interest income/expense in the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

2. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging the portfolio against adverse effects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of the counterparty to meet the terms of the contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

NOTE D
Common Stock

The Fund has 1,999,992,200 shares of $.001 par value common stock authorized. There are 20,471,667 shares of common stock outstanding at October 31, 2005.

NOTE E
Preferred Stock

The Fund has authorized, issued and outstanding 7,800 shares of Auction


_______________________________________________________________________________

ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 23


Preferred Stock, consisting of 1,950 shares each of Series M, Series T, Series W and Series TH. The preferred shares have a liquidation value of $25,000 per share plus accumulated, unpaid dividends. The dividend rate on the Auction Preferred Stock may change generally every 7 days as set by the auction agent for Series M, T, W and TH. The dividend rate on the Series M is 2.59% effective through November 7, 2005. The dividend rate on the Series T is 2.61% effective through November 1, 2005. The dividend rate on the Series W is 2.58% effective through November 2, 2005. The dividend rate on the Series TH is 2.71% effective through November 3, 2005.

At certain times, the Preferred Shares are redeemable by the Fund, in whole or in part, at $25,000 per share plus accumulated, unpaid dividends.

Although the Fund will not ordinarily redeem the Preferred Shares, it may be required to redeem shares if, for example, the Fund does not meet an asset coverage ratio required by law or to correct a failure to meet a rating agency guideline in a timely manner. The Fund voluntarily may redeem the Preferred Shares in certain circumstances.

The Preferred Shareholders, voting as a separate class, have the right to elect at least two Directors at all times and to elect a majority of the Directors in the event two years' dividends on the Preferred Shares are unpaid. In each case, the remaining Directors will be elected by the Common Shareholders and Preferred Shareholders voting together as a single class. The Preferred Shareholders will vote as a separate class on certain other matters as required under the Fund's Charter, the Investment Company Act of 1940 and Maryland law.

NOTE F
Distributions To Common Shareholders

The tax character of distributions paid to common shareholders during the fiscal years ended October 31, 2005 and October 31, 2004 were as follows:

                                                  2005             2004
                                             ==============   ==============
Distributions paid from:
  Ordinary income                            $       42,667   $       75,220
  Tax exempt income                              20,347,113       20,243,067
                                             --------------   --------------
Total distributions paid                     $   20,389,780   $   20,318,287
                                             ==============   ==============


_______________________________________________________________________________

24 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


As of October 31, 2005, the components of accumulated earnings/(deficit) applicable to common shareholders on a tax basis were as follows:

Undistributed tax exempt income                              $    3,739,296
                                                             --------------
Accumulated capital and other losses                             (1,454,343)(a)
                                                             --------------
Unrealized appreciation/(depreciation)                           22,209,130(b)
                                                             --------------
Total accumulated earnings/(deficit)                         $   24,494,083(c)
                                                             --------------

(a) On October 31, 2005, the Fund had a net capital loss carryforward of $1,454,343 of which $1,444,137 expires in the year 2011, and $10,206 expires in the year 2012. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. During the fiscal year ended October 31, 2005, the Fund utilized capital loss carryforwards of $2,385,306.

(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributed primarily to the difference between the book and tax treatment of swap income and the realization for tax purposes of gain/losses on certain derivative instruments.

(c) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.


During the current fiscal year, permanent differences, primarily due to the tax treatment of swap income, resulted in a net increase in undistributed net investment income and an increase in accumulated net realized loss on investment transactions. This reclassification had no effect on net assets.

NOTE G
Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.


_______________________________________________________________________________

ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 25


NOTE H
Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below. Please see below for a description of the agreements reached by the Adviser and the SEC and NYAG in connection with the investigations mentioned above.

Numerous lawsuits have been filed against the Adviser and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual funds involving market and late trading in the District of Maryland (the "Mutual Fund MDL"). Management of the Adviser believes that these private lawsuits are not likely to have a material adverse effect on the results of operations or financial condition of the Fund.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuation dated September 1, 2004 ("NYAGOrder"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;


_______________________________________________________________________________

26 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing practices described in the SEC Order and are not expected to participate in the Reimbursement Fund. Since the Fund is a closed-end fund, it will not have its advisory fee reduced pursuant to the terms of the agreements mentioned above.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in certain of the complaints related to the lawsuits discussed above. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the SEC Order and the NYAG Order. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.


_______________________________________________________________________________

ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 27


On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Fund was not named as a defendant in the Aucoin Complaint. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.

On October 19, 2005, the District Court granted in part, and denied in part, defendants' motion to dismiss the Aucoin Complaint and as a result the only claim remaining is plaintiffs' Section 36(b).

The Adviser believes that these matters are not likely to have a material adverse effect on the Fund or the Adviser's ability to perform advisory services relating to the Fund.


_______________________________________________________________________________

28 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                                                                    January 28,
                                                    Year Ended October 31,          2002(b) to
                                            -------------------------------------   October 31,
                                                2005        2004(a)      2003          2002
                                            -----------  -----------  -----------  -----------
Net asset value, beginning of period          $15.49       $15.02       $14.81       $14.33

INCOME FROM INVESTMENT OPERATIONS
Net investment income(c)(d)                     1.13         1.16         1.19          .74
Net realized and unrealized gain (loss)
  investment transactions                       (.05)         .42          .03          .60
Dividends to preferred shareholders from
  Net investment income (common stock
  equivalent basis)                             (.20)        (.12)        (.13)        (.08)
Net increase in net asset value from
  operations                                     .88         1.46         1.09         1.26

LESS: DIVIDENDS TO COMMON
  SHAREHOLDERS FROM
Net investment income                          (1.00)        (.99)        (.87)        (.64)
Common stock offering costs                       -0-          -0-          -0-        (.03)
Preferred stock offering costs and
  sales load                                      -0-          -0-        (.01)        (.11)
Net asset value, end of period                $15.37       $15.49       $15.02       $14.81
Market value, end of period                   $14.78       $14.18       $13.71       $13.48
Discount                                       (3.84)%      (8.46)%      (8.72)%      (8.98)%

TOTAL RETURN
Total investment return based on:(e)
  Market value                                 11.57%       11.01%        8.36%       (5.92)%
  Net asset value                               6.21%       10.69%        8.05%        8.14%

RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common
  shareholders, end of period
  (000's omitted)                           $314,716     $317,099     $307,560     $303,258
Preferred Stock, at redemption value
  ($25,000 per share liquidation
  preference) (000's omitted)               $195,000     $195,000     $195,000     $195,000
Ratio to average net assets applicable
  to common shareholders of:
  Expenses, net of fee waivers(f)                .97%         .97%         .95%         .95%(g)
  Expenses, before fee waivers(f)               1.37%        1.38%        1.36%        1.33%(g)
  Net investment income, before preferred
    stock dividends(d)(f)                       7.29%        7.63%        7.88%        6.73%(g)
  Preferred stock dividends.                    1.28%         .80%         .89%         .76%(g)
  Net investment income, net of preferred
    stock dividends(d)                          6.01%        6.84%        6.99%        5.97%(g)
Portfolio turnover rate                           18%          14%          11%          13%
Asset coverage ratio                             261%         263%         258%         255%


See footnote summary on page 30.


_______________________________________________________________________________

ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 29


(a) As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to November 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. For the year ended October 31, 2004, the effect of this change to the net investment income and the net realized and unrealized gain (loss) on investment transactions was less than $0.01 per share and the ratio of net investment income to average net assets was .00%.

(b) Commencement of operations. Net asset value immediately after the closing of the first public offering was $14.30.

(c)  Based on average shares outstanding.

(d)  Net of fees waived by the Adviser.

(e) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of the period. Total investment return calculated for a period of less than one year is not annualized.

(f) These expense and net investment income ratios do not reflect the effect of dividend payments to preferred shareholders.

(g)  Annualized.


_______________________________________________________________________________

30 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Alliance National Municipal Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Alliance National Municipal Income Fund, Inc. (the "Fund"), including the portfolio of investments, as of October 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets applicable to common shareholders for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2005 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance National Municipal Income Fund, Inc. at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets applicable to common shareholders for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, New York
December 16, 2005


FEDERAL TAX INFORMATION (unaudited)

In accordance with Federal tax law, the Fund's designation of "exempt-interest dividends" paid during the fiscal year ended October 31, 2005 was $24,410,582.

As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 2005 calendar year on Form 1099-DIV which will be mailed by January 31, 2006.


_______________________________________________________________________________

ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 31


ADDITIONAL INFORMATION
(unaudited)

Shareholders whose shares are registered in their own names can elect to participate in the Dividend Reinvest-ment Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund (the "Dividend Shares"). Equiserve Trust Company NA, (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

(i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

(ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Plan agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Plan agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that


_______________________________________________________________________________

32 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at Equiserve Trust Company N.A. c/o Alliance National Municipal Income fund, P.O. Box 43011, Providence, RI 02940-3011.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change to the persons primarily responsible for the day-to-day management of the Fund's portfolio, who are David Dowden, and Terrance Hults, each of whom is a Vice President of the Fund.


_______________________________________________________________________________

ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 33


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Dr. James M. Hester(1)
Marshall C. Turner, Jr.(1)


OFFICERS

Robert B. Davidson, III, Senior Vice President
Philip L.Kirstein, Senior Vice President and Independent Compliance Officer Douglas J. Peebles, Senior Vice President
Jeffrey S. Phlegar, Senior Vice President
Michael G. Brooks, Vice President
Fred S. Cohen, Vice President
David M. Dowden, Vice President
Terrance T. Hults, Vice President
Emilie D. Wrapp, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Thomas R. Manley, Controller


Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Preferred Stock:
Dividend Paying Agent, Transfer Agent and Registrar

The Bank of New York
100 Church Street
New York, NY 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Common Stock:
Dividend Paying Agent, Transfer Agent and Registrar

Equiserve Trust Company, N.A.
P.O. Box 43011
Providence, RI 02940-3011


(1) Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2) The day-to-day management of and investment decisions for the Portfolios are made by the Municipal Bond Investment Team. The five investment professionals with the most significant responsibility for the day-to-day management of the Portfolios' portfolios are: Michael G. Brooks, Fred S. Cohen, Robert B. Davidson III, David M. Dowden and Terrance T. Hults.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report, including the financial statements therein, is transmitted to the shareholders of Alliance National Municipal Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.

Annual Certifications--As required, on April 21, 2005, the Fund submitted to the New York Stock Exchange ("NYSE") the annual certification of the Fund's Chief Executive Officer certifying that he is not aware of any violation of the NYSE's Corporate Governance listing standards. The Fund also has included the certifications of the Fund's Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund's Form N-CSR filed with the Securities and Exchange Commission for the annual period.


_______________________________________________________________________________

34 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                PORTFOLIOS
                                                                                 IN FUND            OTHER
         NAME,                               PRINCIPAL                            COMPLEX       DIRECTORSHIPS
ADDRESS, DATE OF BIRTH                     OCCUPATION(S)                        OVERSEEN BY        HELD BY
   (YEAR ELECTED*)                      DURING PAST 5 YEARS                      DIRECTOR          DIRECTOR
------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

Marc O. Mayer, ++                   Executive Vice President of Alliance            106          SCB Partners,
1345 Avenue of the                  Capital Management Corporation                              Inc.; SCB, Inc.
Americas                            ("ACMC") since 2001 and Chairman
New York, NY 10105                  of the Board of AllianceBernstein
10/2/57  (2003)                     Investment Research and Management,
                                    Inc. ("ABIRM"); prior thereto, Chief
                                    Executive Officer of Sanford C.
                                    Bernstein & Co., LLC (institutional
                                    research and brokerage arm of
                                    Bernstein & Co., LLC ("SCB & Co."))
                                    and its predecessor since prior to 2000.

DISINTERESTED DIRECTORS

William H. Foulk, Jr.,+             Investment adviser and an                       108             None
2 Sound View Drive                  independent consultant. He was
Suite 100                           formerly Senior Manager of Barrett
Greenwich, CT 06830                 Associates, Inc., a registered
9/7/32  (2001)                      investment adviser, with which he
Chairman of the Board               had been associated since prior
                                    to 2000. He was formerly Deputy
                                    Comptroller and Chief Investment
                                    Officer of the State of New York
                                    and, prior thereto, Chief Investment
                                    Officer of the New York Bank for
                                    Savings.

Ruth Block,+,**                     Formerly Executive Vice President               106             None
500 SE Mizner Blvd.,                and Chief Insurance Officer of The
Boca Raton, FL 33432                Equitable Life Assurance Society
11/7/30  (2001)                     of the United States; Chairman
                                    and Chief Executive Officer of
                                    Evlico (insurance); Director of
                                    Avon, BP (oil and gas), Ecolab
                                    Incorporated (specialty chemicals),
                                    Tandem Financial Group and
                                    Donaldson, Lufkin & Jenrette
                                    Securities Corporation; Governor
                                    at Large, National Association of
                                    Securities Dealers, Inc.


_______________________________________________________________________________

ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 35


                                                                                PORTFOLIOS
                                                                                 IN FUND            OTHER
         NAME,                               PRINCIPAL                            COMPLEX       DIRECTORSHIPS
ADDRESS, DATE OF BIRTH                     OCCUPATION(S)                        OVERSEEN BY        HELD BY
   (YEAR ELECTED*)                      DURING PAST 5 YEARS                      DIRECTOR          DIRECTOR
------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

David H. Dievler, +                 Independent consultant. Until                   107             None
P.O. Box 167                        December 1994 he was Senior
Spring Lake, NJ 07762               Vice President of ACMC responsible
10/23/29  (2001)                    for mutual fund administration. Prior
                                    to joining ACMC in 1984, he was
                                    Chief Financial Officer of Eberstadt
                                    Asset Management since 1968. Prior
                                    to that, he was a Senior Manager at
                                    Price Waterhouse & Co. Member of
                                    American Institute of Certified Public
                                    Accountants since 1953.

John H. Dobkin, +                   Consultant. Formerly President of               106             None
P.O. Box 12                         Save Venice, Inc. (preservation
Annandale, NY 12504                 organization) from 2001-2002,
2/19/42  (2001)                     a Senior Advisor from June 1999
                                    -June 2000 and President of
                                    Historic Hudson Valley (historic
                                    preservation) from December
                                    1989-May 1999. Previously,
                                    Director of the National Academy
                                    of Design and during 1988-1992,
                                    Director and Chairman of the Audit
                                    Committee of ACMC.

Michael J. Downey, +                Consultant since 2004. Formerly                 106          Asia Pacific
c/o Alliance Capital                managing partner of Lexington                                 Fund, Inc.
Management L.P.                     Capital, LLC (investment advisory                              and The
1345 Avenue of the                  firm) from December 1997 until                               Merger Fund
Americas                            December 2003. Prior thereto,
New York, NY 10105                  Chairman and CEO of Prudential
Attn: Philip L. Kirstein            Mutual Fund Management
1/26/44                             (1987-1993).
(2005)

D. James Guzy, +                    Chairman of the Board of PLX                    106        Intel Corporation,
P.O. Box 128                        Technology (semi-conductors) and                              Cimus Logic
Glenbrook, NV 89413                 of SRC Computers Inc., with which                             Corporation,
3/7/36                              he has been associated since prior to                           Novellus
(2005)                              2000. He is also President of the Arbor                       Corporation,
                                    Company (private family investments).                        Micro Component
                                                                                                   Technology,
                                                                                                   the Davis
                                                                                                    Selected
                                                                                                 Advisors Group
                                                                                                 of Mutual Funds
                                                                                                 and LogicVision


_______________________________________________________________________________

36 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


                                                                                PORTFOLIOS
                                                                                 IN FUND            OTHER
         NAME,                               PRINCIPAL                            COMPLEX       DIRECTORSHIPS
ADDRESS, DATE OF BIRTH                     OCCUPATION(S)                        OVERSEEN BY        HELD BY
   (YEAR ELECTED*)                      DURING PAST 5 YEARS                      DIRECTOR          DIRECTOR
------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

Dr. James M. Hester, +              Formerly President of the Harry                  11             None
25 Cleveland Lane                   Frank Guggenheim Foundation,
Princeton, NJ 08540                 New York University and the
4/19/24  (2001)                     New York Botanical Garden, Rector
                                    of the United Nations University and
                                    Vice Chairman of the Board of the
                                    Federal Reserve Bank of New York.

Marshall C. Turner, Jr., +          Principal of Turner Venture Associates          106             Toppen
220 Montgomery Street               (venture capital and consulting)                           Photomasks, Inc.,
Penthouse 10                        since prior to 2000. He is Chairman                        the George Lucas
San Francisco,                      and CEO, DuPont Photomasks, Inc,                             Educational
CA 94104-3402                       Austin Texas, 2003 - 2005, and                              Foundation and
10/10/41                            President and CEO since company                             Chairman of the
(2005)                              acquired, and name changed to                                Board of the
                                    Toppan Photomasks, Inc. in 2005                             Smithsonian's
                                    (semi-conductor manufacturing                               National Museum
                                    services).                                                Of Natural History


*  There is no stated term of office for the Fund's Directors.

+ Member of the Audit Committee, the Governance and Nominating Committee and Independent Directors Committee.

++ Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as an Executive Vice President of ACMC investment adviser.

** Ms. Block was an "interested person", as defined in the 1940 Act, until October 21, 2004 by reason of her ownership of equity securities of a controlling person of the Adviser. Such securities were sold for approximately $2,400 on October 21, 2004. Ms. Block received shares of The Equitable
Companies Incorporated as part of the demutualization of The Equitable Life Assurance Society of the United States. Her Equitable shares were subsequently converted through a corporate action into 116 American Depositary Shares of AXA.


_______________________________________________________________________________

ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 37


Officer Information

Certain information concerning the Fund's Officers is listed below.


   NAME, ADDRESS*                       POSITION(S)                     PRINCIPAL OCCUPATION
 AND DATE OF BIRTH                     HELD WITH FUND                    DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------

Marc O. Mayer                       President and                   See biography above.
10/2/57                             Chief Executive Officer

Robert B. Davidson, III             Senior Vice President           Senior Vice President of ACMC,** with
4/8/61                                                              which he has been associated since
                                                                    prior to 2000.

Philip L. Kirstein                  Senior Vice President           Senior Vice President and Independent
5/29/45                             and Independent                 Compliance Officer, the Alliance-
                                    Compliance Officer              Bernstein Funds, with which he has
                                                                    been associated since October 2004.
                                                                    Prior thereto, he was Of Counsel to
                                                                    Kirkpatrick & Lockhart, LLP from
                                                                    October 2003 to October 2004, and
                                                                    General Counsel of Merrill Lynch
                                                                    Investment Managers, L.P. since
                                                                    prior to 2000 until March 2003.

Douglas J. Peebles,                 Senior Vice President           Executive Vice President of ACMC,**
8/10/65                                                             with which he has been associated
                                                                    since prior to 2000.

Jeffrey S. Phlegar,                 Senior Vice President           Executive Vice President of ACMC,**
6/28/66                                                             with which he has been associated
                                                                    since prior to 2000.

Michael G. Brooks                   Vice President                  Senior Vice President and Senior
6/18/48                                                             Portfolio Manager of ACMC,** with
                                                                    which he has been associated since
                                                                    October 2000. Prior thereto, he was a
                                                                    Vice President and a Senior Portfolio
                                                                    Manager with Bernstein since prior
                                                                    to 2000.

Fred S. Cohen                       Vice President                  Senior Vice President of ACMC,** with
4/16/58                                                             which he has been associated since
                                                                    prior to 2000.

David M. Dowden                     Vice President                  Senior Vice President of ACMC,** with
11/21/65                                                            which he has been associated since
                                                                    prior to 2000.

Terrance T. Hults                   Vice President                  Senior Vice President of ACMC,** with
5/17/66                                                             which he has been associated since
                                                                    prior to 2000.

Emilie D. Wrapp,                    Secretary                       Senior Vice President, Assistant
11/13/55                                                            General Counsel and Assistant
                                                                    Secretary of ABIRM**, with which she
                                                                    has been associated since prior to
                                                                    2000.


_______________________________________________________________________________

38 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND



   NAME, ADDRESS*                       POSITION(S)                      PRINCIPAL OCCUPATION
 AND DATE OF BIRTH                    HELD WITH FUND                      DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------

Mark D. Gersten                     Treasurer and Chief             Senior Vice President of Alliance Global
10/4/50                             Financial Officer               Investor Services, Inc. ("AGIS")** and
                                                                    a Vice President of ABIRM,** with which
                                                                    he has been associated since prior to
                                                                    2000.

Thomas R. Manley                    Controller                      Vice President of ACMC,** with which
8/3/51                                                              he has been associated since prior to
                                                                    2000.


* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, AGIS, ABIRM and SCB & Co. are affiliates of the Fund.


_______________________________________________________________________________

ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 39


ALLIANCEBERNSTEIN FAMILY OF FUNDS

--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund*
Small Cap Growth Portfolio

Global & International

Global Health Care Fund*
Global Research Growth Fund
Global Technology Fund*
Greater China '97 Fund
International Growth Fund*
International Research Growth Fund*

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund*
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund*
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to December 15, 2004, these Funds were named as follows: Global Health Care Fund was Health Care Fund; Large Cap Growth Fund was Premier Growth Fund; Global Technology Fund was Technology Fund; and Focused Growth & Income Fund was Disciplined Value Fund. Prior to February 1, 2005, Small/Mid-Cap Value Fund was named Small Cap Value Fund. Prior to May 16, 2005, International Growth Fund was named Worldwide Privatization Fund and International Research Growth Fund was named International Premier Growth Fund. On June 24, 2005, All-Asia Investment Fund merged into International Research Growth Fund. On July 8, 2005, New Europe Fund merged into International Research Growth Fund.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


_______________________________________________________________________________

40 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


SUMMARY OF GENERAL INFORMATION

Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of The Wall Street Journal under the abbreviation "Alliance NA." The Fund's NYSE trading symbol is "AFB". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds."

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains in additional Fund shares.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Equiserve Trust Company at (800) 219-4218.


_______________________________________________________________________________

ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 41


ALLIANCE NATIONAL MUNICIPAL INCOME FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


[LOGO] ALLIANCEBERNSTEIN (R)
Investment Research and Management


NMIAR1005



ITEM 2.   CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

                                                Audit-Related
                           Audit Fees               Fees               Tax Fees
                           ----------           --------------         --------
            2004             $47,000               $ 13,145            $ 19,020
            2005             $48,000               $  9,180            $ 12,473

(d)       Not applicable.

(e) (1)   Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent registered public accounting firm. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2)   All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f)       Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 ("Service Affiliates"):
:

                                                             Total Amount of
                                                            Foregoing Column
                                                           Pre-approved by the
                              All Fees for                    Audit Committee
                           Non-Audit Services             (Portion Comprised of
                             Provided to the                Audit Related Fees)
                         Portfolio, the Adviser           (Portion Comprised of
                         and Service Affiliates                  Tax Fees)
                         ----------------------           ---------------------
      2004                     $1,133,897                       [$182,165]
                                                                ($163,145)
                                                                ($ 19,020)

      2005                     $  902,946                       [$191,653]
                                                                ($179,180)
                                                                ($ 12,473)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the independent registered public accounting firm's independence.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee members are as follows:

              Ruth Block                         Michael J. Downey
              David H. Dievler                   William H. Foulk, Jr
              John H. Dobkin                     D. James Guzy
                                                 Marshall C. Turner, Jr.

ITEM 6.   SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

October 2005



ALLIANCE CAPITAL MANAGEMENT L.P.

Statement of Policies and Procedures for Proxy Voting

Introduction

As a registered investment adviser, Alliance Capital Management L.P. ("Alliance Capital", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to Alliance Capital's growth and value investment groups investing on behalf of clients in both US and non-US securities.

Proxy Policies

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. Alliance Capital reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

Corporate Governance: Alliance Capital's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer. Finally, because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we will support non-binding shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.

Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors: Alliance Capital believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. Although we recognize that there may be special circumstances that could lead to high levels of non-audit fees in some years, we would normally consider non-audit fees in excess of 70% of total fees paid to the auditing firm to be disproportionate. Therefore, absent unique circumstances, we may vote against the appointment of auditors if the fees for non-audit related services exceed 70% of the total fees paid by the company to the auditing firm or there are other reasons to question the independence of the company's auditors.

Changes in Legal and Capital Structure: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, Alliance Capital will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device.

Corporate Restructurings, Mergers and Acquisitions: Alliance Capital believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

Proposals Affecting Shareholder Rights: Alliance Capital believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Anti-Takeover Measures: Alliance Capital believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

Executive Compensation: Alliance Capital believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted. With regard to stock award or option plans, we consider whether the option exercise prices are below the market price on the date of grant and whether an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that have below market value exercise prices on the date of issuance or permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals requiring managements to submit severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense that should be appropriately accounted for.

Social and Corporate Responsibility: Alliance Capital will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Proxy Voting Procedures

Proxy Voting Committees

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for Alliance Capital and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

Conflicts of Interest

Alliance Capital recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes Alliance Capital sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, Alliance may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of Alliance Capital's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.

Because under certain circumstances Alliance Capital considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

Proxies of Certain Non-US Issuers

Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, Alliance Capital believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally abstain from voting those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent Alliance Capital from voting such proxies. For example, Alliance Capital may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require Alliance Capital to provide local agents with power of attorney prior to implementing Alliance Capital's voting instructions. Although it is Alliance Capital's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

Loaned Securities

Many clients of Alliance Capital have entered into securities lending arrangements with agent lenders to generate additional revenue. Alliance Capital will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

Proxy Voting Records

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Item is not yet effective with respect to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.    DESCRIPTION OF EXHIBIT
-----------    ----------------------
12 (a) (1)     Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)     Certification of Principal Executive Officer Pursuant to Section
               302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)     Certification of Principal Financial Officer Pursuant to Section
               302 of the Sarbanes-Oxley Act of 2002

12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Alliance National Municipal Income Fund, Inc.

By:            /s/ Marc O. Mayer
               ------------------
               Marc O. Mayer
               President

Date: December 29, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:            /s/ Marc O. Mayer
               ------------------
               Marc O. Mayer
               President

Date: December 29, 2005

By:            /s/ Mark D. Gersten
               -------------------
               Mark D. Gersten
               Treasurer and Chief Financial Officer

Date: December 29, 2005